Exhibit 99.1

Exhibit 99.1

PRESS RELEASE

ATLANTIC CAPITAL BANCSHARES, INC. REPORTS FOURTH QUARTER 2021 RESULTS

Atlanta, GA – January 24, 2022 – Atlantic Capital Bancshares, Inc. (NASDAQ: ACBI) announced net income for the quarter ended December 31, 2021, of $11.7 million, or $0.57 per diluted share, compared to $10.0 million, or $0.48 per diluted share, for the fourth quarter of 2020 and $13.3 million, or $0.65 per diluted share, for the third quarter of 2021.

"Atlantic Capital reported another quarter of solid operating results despite disruptions to economic activity from the Omicron variant and historically low interest rates. All of our businesses contributed to these solid results and credit quality remained strong. New business pipelines are robust in all of our businesses and we anticipate carrying strong momentum into our pending merger with SouthState Corporation," remarked Douglas Williams, President and Chief Executive Officer.

Fourth Quarter Highlights[1]

- Total assets were $3.8 billion, compared to $4.2 billion at September 30, 2021 and $3.6 billion at December 31, 2020.
- Return on average assets totaled 1.19% and return on average equity was 12.52% in the fourth quarter of 2021.
- Loans held for investment, excluding Paycheck Protection Program ("PPP") loans, increased $123.8 million, or 22.2% annualized, from September 30, 2021, and increased $292.4 million, or 14.2%, from December 31, 2020.
- Quarterly average demand deposit accounts increased $112.3 million, or 32.7% annualized, compared to the third quarter of 2021 and increased $510.4 million, or 52.2%, compared to the fourth quarter of 2020.
- Cost of deposits decreased to 0.07% from 0.08% in the third quarter of 2021 and from 0.16% in the fourth quarter of 2020.
- Tangible book value per share increased to $17.39 from $16.94 at September 30, 2021 and from $15.62 at December 31, 2020.
- Annualized net charge-offs to average loans totaled 0.11% for the fourth quarter of 2021 and 0.06% for the full year 2021. Non-performing assets to total assets were 0.11% at December 31, 2021.
- The allowance for credit losses was 1.05% of total loans held for investment at December 31, 2021, compared to 1.16% at September 30, 2021 and 1.55% at December 31, 2020.
- On November 16, 2021, ACBI shareholders approved the announced merger with SouthState Corporation ("SouthState"), which is expected to close in 2022, subject to regulatory approval.

Income Statement

Taxable equivalent net interest income totaled $25.7 million for the fourth quarter of 2021, compared to $23.0 million in the fourth quarter of 2020 and $25.1 million in the third quarter of 2021. The fourth quarter of 2021 included $929,000 in PPP loan income, compared to $2.3 million in the fourth quarter of 2020 and $1.9 million in the third quarter of 2021.

(1) Commentary is on a fully taxable-equivalent basis unless otherwise noted. Consistent with SEC guidance in Industry Guide 3 that contemplates the calculation of tax-exempt income on a tax equivalent basis, net interest income and net interest margin are provided on a fully taxable-equivalent basis, which generally assumes a 21% marginal tax rate. We provide detailed reconciliations in the Non-GAAP Performance and Financial Measures Reconciliation table on page 13.

Taxable equivalent net interest margin was 2.76% in the fourth quarter of 2021, compared to 2.91% in the fourth quarter of 2020 and 2.69% in the third quarter of 2021. The taxable equivalent net interest margin excluding PPP loans was 2.68% for the fourth quarter of 2021, compared to 2.54% for the third quarter of 2021. The yield on loans in the fourth quarter of 2021 was 3.86%, a decrease of 3 basis points from the fourth quarter of 2020 and a decrease of 5 basis points from the third quarter of 2021. Excluding PPP loans, the fourth quarter of 2021 loan yield was 3.75%, up 4 basis points from the third quarter of 2021. The cost of deposits in the fourth quarter of 2021 was 0.07%, a decrease of 9 basis points from the fourth quarter of 2020 and a decrease of 1 basis point from the third quarter of 2021. The cost of interest-bearing deposits decreased 13 basis points to 0.12% from the fourth quarter of 2020 and decreased 3 basis points from the third quarter of 2021. In the fourth quarter of 2021, we recorded a negative provision for credit losses of $731,000, compared to a provision for credit losses of $481,000 in the fourth quarter of 2020 and a negative provision for credit losses of $2.4 million in the third quarter of 2021. Noninterest income totaled $4.6 million in the fourth quarter of 2021, compared to $3.0 million in the fourth quarter of 2020 and $4.6 million in the third quarter of 2021. Noninterest expense totaled $16.0 million in the fourth quarter of 2021, compared to $13.2 million in the fourth quarter of 2020 and $15.0 million in the third quarter of 2021. The fourth quarter of 2021 included $846,000 in merger related expenses compared to $2.9 million in the third quarter of 2021. The third quarter of 2021 also included an expense reduction of $3.0 million as a result of the employee retention payroll tax credit pursuant to the CARES Act. Balance Sheet Total loans held for investment were $2.4 billion at December 31, 2021, an increase of $118.2 million from December 31, 2020 and an increase of $93.4 million from September 30, 2021. Loans held for investment, excluding PPP loans, increased $123.8 million, or 22.2% annualized, from September 30, 2021, and increased $292.4 million, or 14.2%, from December 31, 2020. The allowance for credit losses was 1.05% of total loans held for investment at December 31, 2021, compared to 1.16% at September 30, 2021. The decrease in the allowance was primarily a result of an improvement in our current expected credit losses, or CECL, economic forecast. Excluding the impact of PPP loans, the allowance for credit losses at December 31, 2021 was 1.06%, compared to 1.18% at September 30, 2021. Total average deposits were $3.4 billion for the fourth quarter of 2021, an increase of $521.4 million, or 18.1%, from the fourth quarter of 2020 and a decrease of $18.1 million, or 2.1% annualized, from the third quarter of 2021. Average noninterest bearing deposits were $1.5 billion for the fourth quarter of 2021, an increase of $510.4 million, or 52.2%, from the fourth quarter of 2020 and an increase of $112.3 million, or 32.7% annualized, from the third quarter of 2021. Noninterest bearing deposits were 43.8% of total average deposits in the fourth quarter of 2021, compared to 34.0% in the fourth quarter of 2020 and 40.3% in the third quarter of 2021. Merger Update On July 22, 2021, Atlantic Capital and SouthState entered into an Agreement and Plan of Merger, pursuant to which Atlantic Capital will merge with and into SouthState, with SouthState as the surviving corporation in the merger. The merger remains subject to approval by the Board of Governors of the Federal Reserve System. Approval of the merger has been received from shareholders and the Office of the Comptroller of the Currency. 2

Non-GAAP Financial Measures Statements included in this press release include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including: (i) taxable equivalent interest income; (ii) taxable equivalent net interest income; (iii) loans held for investment excluding PPP loans (iv) loan yield excluding PPP loans; (v) taxable equivalent net interest margin; (vi) taxable equivalent net interest margin excluding PPP loans; (vii) taxable equivalent income before income taxes; (viii) taxable equivalentincome tax expense; (ix) tangible common equity to tangible assets; (x) tangible book value per share, and (xi)allowance for credit losses to loans held for investment excluding PPP loans, in our analysis of the Company'sperformance. Tangible common equity excludes goodwill from shareholders' equity. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non- GAAP financial measures presented by other companies. Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “project,” “expect,” “intend,” “plan,” “strive,” or words or phases of similar meaning. Forward-looking statements may include, among other things, statements about the proposed merger with SouthState, Atlantic Capital’s confidence in its strategies and its expectations about financial performance, the impact of COVID-19 on operations, market growth, market and regulatory trends and developments, acquisitions and divestitures, new technologies, services and opportunities and earnings. The forward-looking statements are based largely on Atlantic Capital’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond Atlantic Capital’s control. Atlantic Capital undertakes no obligation to publicly update any forward-looking statement to reflect developments occurring after the statement is made, except as otherwise required by law. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements as a result of, among other factors, the risks and uncertainties described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Atlantic Capital’s Annual Report on Form 10-K. Additional information and other factors that could affect future financial results are included in Atlantic Capital’s subsequent filings with the SEC. Please refer to the SEC’s website at www.sec.gov where you can review those documents. About Atlantic Capital Bancshares Atlantic Capital Bancshares, Inc. is a $3.8 billion publicly traded bank holding company headquartered in Atlanta, Georgia. Atlantic Capital offers commercial and not-for-profit banking services, specialty corporate financial services, private banking services and commercial real estate finance solutions to privately held companies and individuals in the Atlanta area, as well as payments and other specialized financial services for select clients nationally. 3

Media Contact: Ashley Carson Email: ashley.carson@atlcapbank.com Phone: 404-995-6050 (ACB-ER) Financial Contact: Patrick Oakes Email: patrick.oakes@atlcapbank.com Phone: 404-995-6050 4

ATLANTIC CAPITAL BANCSHARES, INC. Selected Financial Information (in thousands, except share and per share data; taxable equivalent) INCOME SUMMARY Interest income - taxable equivalent (1) $27,323 $27,040 $27,993 $25,775 $25,288 $108,132 $100,474 Interest expense 1,658 1,895 1,958 2,065 2,299 7,576 12,023 Net interest income - taxable equivalent 25,665 25,145 26,035 23,710 22,989 100,556 88,451 Provision for credit losses (731) (2,405) (933) (4,519) 481 (8,588) 17,446 Net interest income after provision for credit losses 26,396 27,550 26,968 28,229 22,508 109,144 71,005 Noninterest income 4,555 4,609 3,584 3,562 3,016 16,310 10,285 Noninterest expense 15,963 15,018 15,197 15,149 13,164 61,327 52,659 Income before income taxes 14,988 17,141 15,355 16,642 12,360 64,127 28,631 Income tax expense 3,324 3,837 3,539 3,280 2,410 13,981 6,091 Net income(1)(2) $11,664 $13,304 $11,816 $13,362 $9,950 $50,146 $22,540 PER SHARE DATA Diluted earnings per share $0.57 $0.65 $0.58 $0.65 $0.48 $2.45 $1.05 Book value per share 18.37 17.92 17.38 16.72 16.60 18.37 16.60 Tangible book value per common share (3) 17.39 16.94 16.40 15.74 15.62 17.39 15.62 PERFORMANCE MEASURES Return on average equity 12.52% 14.69% 13.60% 15.99% 11.68% 14.16% 6.67 % Return on average assets 1.19 1.36 1.26 1.50 1.19 1.32 0.76 Taxable equivalent net interest margin 2.76 2.69 2.91 2.81 2.91 2.79 3.16 Taxable equivalent net interest margin excluding PPP loans 2.68 2.54 2.70 2.70 2.81 2.66 3.18 Efficiency ratio 53.52 51.12 51.97 56.30 51.30 53.16 54.14 Average loans to average deposits 67.79 65.81 67.54 71.93 76.81 68.18 84.11 CAPITAL Average equity to average assets 9.51 9.23 9.24 9.39 10.18 9.34 11.33 Tangible common equity to tangible assets 9.31 8.21 8.86 8.63 8.86 9.31 8.86 Leverage ratio 8.9 (3) 8.5 8.4 8.4 8.9 9.1 (3) 8.9 Total risk based capital ratio 15.3 (3) 15.9 16.0 16.4 16.1 15.3 (3) 16.1 SHARES OUTSTANDING Number of common shares outstanding - basic 20,334,150 20,305,109 20,319,429 20,354,0 20,394,912 20,334,150 20,394,912 Number of common shares outstanding - diluted 20,53,618 20,590,4 20,595,812 20,61,188 20,492,542 20,53,618 20,492,542 Average number of common shares - basic 20,309,415 20,308,61 20,332,503 20,380,066 20,11,089 20,26,1 21,342,086 Average number of common shares - diluted 20,532,44 20,50,604 20,516,48 20,502,184 20,95,332 20,459,032 21,42,22 ASSET QUALITY Allowance for credit losses to loans held for investment 1.05 1.16 1.2 1.31 1.55 1.05 1.55 Net charge-offs to average loans (4) 0.11 0.00 0.10 0.04 0.05 0.06 0.11 Non-performing assets to total assets 0.11 0.10 0.14 0.06 0.13 0.11 0.13 AVERAGE BALANCES Total loans $2,302,085 $2,246,529 $2,233,906 $2,20,660 $2,20,956 $2,263,335 $2,105,930 Investment securities 59,824 33,452 656,50 59,54 491,134 682,96 456,422 Total assets 3,883,632 3,893,049 3,1,90 3,611,41 3,328,19 3,91,043 2,982,222 Deposits 3,395,62 3,413,882 3,30,601 3,156,906 2,84,402 3,319,454 2,503,03 Shareholders equity 369,485 359,300 348,416 338,990 338,948 354,144 33,89 AT PERIOD END Loans and loans held for sale $2,369,321 $2,285,60 $2,264,899 $2,302,661 $2,249,036 $2,369,321 $2,249,036 Investment securities 38,929 2,98 14,065 613,236 535,59 38,929 535,59 Total assets 3,819,585 4,210,316 3,80,445 3,32,668 3,615,61 3,819,585 3,615,61 Deposits 3,32,902 3,2,321 3,306,224 3,2,692 3,161,508 3,32,902 3,161,508 Shareholders’ equity 33,523 363,925 353,185 340,328 338,586 33,523 338,586 (1)Interest income on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21, reflecting the statutory federal income tax rate. (2)Excludes effect of acquisition related intangibles. (3)Amounts are estimates as of December 31, 2021. (4)Annualied. For the year ended 2021 2020 Quarter December 31, Fourth 2020 2021 First Quarter Quarter Quarter Second Quarter Fourth Third 5

ATLANTIC CAPITAL BANCSHARES, INC. Consolidated Balance Sheets (unaudited) (in thousands, except share data) ASSETS Cash and due from banks $16,214 $25,725 $16,865 Interest-bearing deposits in banks 377,780 811,168 636,537 Other short-term investments 137,181 140,848 — Cash and cash equivalents 531,175 977,741 653,402 Investment securities available for sale 501,218 535,158 335,423 Investment securities held to maturity, net of allowance for credit losses of $13, $13, and $14, at December 31, 2021, September 30, 2021, and December 31, 2020, respectively 237,711 237,829 200,156 Other investments 23,546 23,877 25,892 Loans held for sale 2,087 11,814 — Loans held for investment 2,367,234 2,273,856 2,249,036 Less: allowance for loan losses (22,186) (23,924) (31,818) Loans held for investment, net 2,345,048 2,249,932 2,217,218 Premises and equipment, net 17,540 18,517 21,589 Bank owned life insurance 74,385 74,000 72,856 Goodwill 19,925 19,925 19,925 Other intangibles, net 2,597 2,573 2,731 Other real estate owned — — 16 Other assets 64,353 58,950 66,409 Total assets $3,819,585 $4,210,316 $3,615,617 LIABILITIES AND SHAREHOLDERS’ EQUITY Deposits: Noninterest-bearing demand$1,471,920 $1,691,616 $1,033,765 Interest-bearing checking 648,763 721,525 760,638 Savings 884 800 625 Money market 823,127 930,929 1,030,753 Time 288,698 287,865 241,328 Brokered deposits 94,510 94,586 94,399 Total deposits 3,327,902 3,727,321 3,161,508 Long-term debt 74,089 74,024 73,807 Other liabilities 44,071 45,046 41,716 Total liabilities 3,446,062 3,846,391 3,277,031 SHAREHOLDERS’ EQUITY Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of December 31, 2021, September 30, 2021 and December 31, 2020 — — — Common stock, no par value; 100,000,000 shares authorized; 20,334,150, 20,305,109, and 20,394,912 shares issued and outstanding as of December 31, 2021, September 30, 2021 and December 31, 2020, respectively 207,514 207,214 209,942 Retained earnings 164,283 152,619 114,137 Accumulated other comprehensive income 1,726 4,092 14,507 Total shareholders’ equity 373,523 363,925 338,586 TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY $3,819,585 $4,210,316 $3,615,617 December 31, 2021 December 31, 2020 September 30, 2021 6

ATLANTIC CAPITAL BANCSHARES, INC. Consolidated Statements of Income (unaudited) (in thousands, except share and per share data) INTEREST INCOME Loans, including fees $22,375 $22,151 $23,352 $21,769 $21,609 $89,647 $85,580 Investment securities 4,014 3,920 3,900 3,374 3,000 15,208 11,683 Interest and dividends on other interest‑earning assets 541 593 366 267 334 1,767 1,733 Total interest income 26,930 26,664 27,618 25,410 24,943 106,622 98,996 INTEREST EXPENSE Interest on deposits 562 789 851 971 1,188 3,173 7,820 Interest on Federal Home Loan Bank advances — — — — — — 54 Interest on federal funds purchased and securities sold under agreements to repurchase — — — — — — 41 Interest on long-term debt 1,096 1,106 1,107 1,094 1,111 4,403 4,108 Total interest expense 1,658 1,895 1,958 2,065 2,299 7,576 12,023 NET INTEREST INCOME BEFORE PROVISION FOR CREDIT LOSSES 25,22 24,69 25,660 23,345 22,644 99,046 86,93 Provision for credit losses (31) (2,405) (933) (4,519) 481 (8,588) 1,446 NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES 26,003 2,14 26,593 2,864 22,163 10,634 69,52 NONINTEREST INCOME Service charges 1,777 1,765 1,727 1,663 1,341 6,932 4,871 Gains (losses) on sale of securities — — — 2 (23) 2 (23) Gains (losses) on sale of other assets — 38 — — (6) 38 (146) Derivatives income (loss) 5 21 (7) 47 11 66 257 Bank owned life insurance 386 391 388 391 368 1,556 1,460 SBA lending activities 1,451 1,276 1,231 1,225 1,015 5,183 3,104 Other noninterest income 936 1,118 245 234 310 2,533 762 Total noninterest income 4,555 4,609 3,584 3,562 3,016 16,310 10,285 NONINTEREST EXPENSE Salaries and employee benefits 10,176 10,290 10,362 10,421 8,437 41,249 34,229 Employee retention credit — (3,035) — — — (3,035) — Occupancy 682 756 778 734 767 2,950 3,183 Equipment and software 688 857 819 774 969 3,138 3,337 Professional services 653 737 723 922 686 3,035 2,745 Communications and data processing 1,011 889 869 792 789 3,561 3,113 Marketing and business development 145 142 138 108 144 533 517 Travel, meals and entertainment102 91 47 10 14 250 227 FDIC premiums 506 478 421 275 241 1,680 629 Merger and conversion costs846 2,899 — — — 3,745 — Other noninterest expense 1,154 914 1,040 1,113 1,117 4,221 4,679 Total noninterest expense 15,963 15,018 15,197 15,149 13,164 61,327 52,659 INCOME BEFORE PROVISION FOR INCOME TAXES 14,595 16,65 14,980 16,2 12,015 62,61 2,153 Provision for income taxes 2,931 3,461 3,164 2,915 2,065 12,41 4,613 NET INCOME $11,664 $13,304 $11,816 $13,362 $9,950 $50,146 $22,540 Net income per common share - basic$0.57 $0.66 $0.58 $0.66 $0.48 $2.47 $1.06 Net income per common share - diluted$0.57 $0.65 $0.58 $0.65 $0.48 $2.45 $1.05 Weighted average shares - basic 20,309,415 20,308,761 20,332,503 20,380,066 20,711,089 20,276,717 21,342,086 Weighted average shares - diluted 20,532,447 20,507,604 20,516,478 20,502,184 20,795,332 20,459,032 21,427,722 2021 March 31, September 30, 2021 December 31, 2020 Year ended Three months ended 2020 December 31, 2021 December 31, 2021 June 30, 2021 December 31, 7

ATLANTIC CAPITAL BANCSHARES, INC.
Average Balance Sheets and Net Interest Margin Analysis
Selected Financial Information

	Three months ended					
	December 31, 2021			September 30, 2021		
(dollars in thousands; taxable equivalent)	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate
Assets						
Interest bearing deposits in other banks	$ 476,945	$ 201	0.17 %	$ 594,338	$ 266	0.18 %
Other short-term investments	139,094	174	0.50	122,477	156	0.51
Investment securities:						
Taxable investment securities	533,088	2,453	1.83	503,420	2,411	1.90
Non-taxable investment securities [(1)]	226,736	1,954	3.42	230,032	1,885	3.25
Total investment securities	759,824	4,407	2.30	733,452	4,296	2.32
Loans	2,302,085	22,375	3.86	2,246,529	22,151	3.91
FHLB and FRB stock	11,972	166	5.50	11,931	171	5.69
Total interest-earning assets	3,689,920	27,323	2.94	3,708,727	27,040	2.89
Non-earning assets	193,712			184,322		
Total assets	$ 3,883,632			$ 3,893,049		
Liabilities						
Interest bearing deposits:						
NOW, money market, and savings	1,526,469	453	0.12	1,665,462	680	0.16
Time deposits	287,617	44	0.06	285,808	50	0.07
Brokered deposits	94,271	65	0.27	87,498	59	0.27
Total interest-bearing deposits	1,908,357	562	0.12	2,038,768	789	0.15
Total borrowings	—	—	—	—	—	—
Total long-term debt	74,046	1,096	5.87	73,978	1,106	5.93
Total interest-bearing liabilities	1,982,403	1,658	0.33	2,112,746	1,895	0.36
Demand deposits	1,487,405			1,375,114		
Other liabilities	44,339			45,889		
Shareholders' equity	369,485			359,300		
Total liabilities and shareholders' equity	$ 3,883,632			$ 3,893,049		
Net interest spread			2.61 %			2.53 %
Net interest income and net interest margin [(2)]		$ 25,665	2.76 %		$ 25,145	2.69 %
Non-taxable equivalent net interest margin			2.72 %			2.65 %

[(1)] Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.
[(2)] Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

ATLANTIC CAPITAL BANCSHARES, INC.
Average Balance Sheets and Net Interest Margin Analysis
Selected Financial Information

	Three months ended					
	December 31, 2021			December 31, 2020		
(dollars in thousands; taxable equivalent)	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate
Assets						
Interest bearing deposits in other banks	$ 476,945	$ 201	0.17 %	$ 435,939	$ 141	0.13 %
Other short-term investments	139,094	174	0.50	—	—	—
Investment securities:						
Taxable investment securities	533,088	2,453	1.83	275,872	1,587	2.29
Non-taxable investment securities [(1)]	226,736	1,954	3.42	215,262	1,758	3.25
Total investment securities	759,824	4,407	2.30	491,134	3,345	2.71
Loans	2,302,085	22,375	3.86	2,207,956	21,609	3.89
FHLB and FRB stock	11,972	166	5.50	12,699	193	6.05
Total interest-earning assets	3,689,920	27,323	2.94	3,147,728	25,288	3.20
Non-earning assets	193,712			180,991		
Total assets	$ 3,883,632			$ 3,328,719		
Liabilities						
Interest bearing deposits:						
NOW, money market, and savings	1,526,469	453	0.12	1,585,928	1,043	0.26
Time deposits	287,617	44	0.06	221,792	72	0.13
Brokered deposits	94,271	65	0.27	89,673	73	0.32
Total interest-bearing deposits	1,908,357	562	0.12	1,897,393	1,188	0.25
Total borrowings	—	—	—	—	—	—
Total long-term debt	74,046	1,096	5.87	73,811	1,111	5.99
Total interest-bearing liabilities	1,982,403	1,658	0.33	1,971,204	2,299	0.46
Demand deposits	1,487,405			977,009		
Other liabilities	44,339			41,558		
Shareholders' equity	369,485			338,948		
Total liabilities and shareholders' equity	$ 3,883,632			$ 3,328,719		
Net interest spread			2.61 %			2.73 %
Net interest income and net interest margin [(2)]		$ 25,665	2.76 %		$ 22,989	2.91 %
Non-taxable equivalent net interest margin			2.72 %			2.86 %

[(1)] Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.
[(2)] Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

8

ATLANTIC CAPITAL BANCSHARES, INC.
Average Balance Sheets and Net Interest Margin Analysis
Selected Financial Information

	Year ended						
	December 31, 2021			December 31, 2020			
(dollars in thousands; taxable equivalent)	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate
Assets						
Interest bearing deposits in other banks	$ 580,203	$ 835	0.14 %	$ 220,225	$ 897	0.41 %
Other short-term investments	65,930	330	0.50	27	—	—
Investment securities:						
Taxable investment securities	455,466	9,145	2.01	253,799	6,316	2.49
Non-taxable investment securities (1)	227,501	7,573	3.33	202,623	6,845	3.38
Total investment securities	682,967	16,718	2.45	456,422	13,161	2.88
Loans	2,263,335	89,647	3.96	2,105,930	85,580	4.06
FHLB and FRB stock	12,129	602	4.96	14,172	836	5.90
Total interest-earning assets	3,604,564	108,132	3.00	2,796,776	100,474	3.59
Non-earning assets	186,479			185,446		
Total assets	$ 3,791,043			$ 2,982,222		
Liabilities						
Interest bearing deposits:						
NOW, money market, and savings	1,622,596	2,692	0.17	1,444,699	6,931	0.48
Time deposits	284,385	236	0.08	135,309	269	0.20
Brokered deposits	87,676	245	0.28	83,274	620	0.74
Total interest-bearing deposits	1,994,657	3,173	0.16	1,663,282	7,820	0.47
Total borrowings	22	—	—	37,473	95	0.25
Total long-term debt	73,940	4,403	5.95	64,162	4,108	6.40
Total interest-bearing liabilities	2,068,619	7,576	0.37	1,764,917	12,023	0.68
Demand deposits	1,324,797			840,421		
Other liabilities	43,483			39,005		
Shareholders' equity	354,144			337,879		
Total liabilities and shareholders' equity	$ 3,791,043			$ 2,982,222		
Net interest spread			2.63 %			2.91 %
Net interest income and net interest margin (2)		$ 100,556	2.79 %		$ 88,451	3.16 %
Non-taxable equivalent net interest margin			2.75 %			3.11 %

(1) Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.
(2) Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

9

ATLANTIC CAPITAL BANCSHARES, INC.
Period End Loans

(dollars in thousands)	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	Linked Quarter Change	Year Over Year Change
Loans held for sale							
Loans held for sale	$ 2,087	$ 11,814	$ —	$ 1,847	$ —	$ (9,727)	$ 2,087
Total loans held for sale	$ 2,087	$ 11,814	$ —	$ 1,847	$ —	$ (9,727)	$ 2,087
Loans held for investment							
Commercial loans:							
Commercial and industrial - other	$ 863,060	$ 790,437	$ 767,646	$ 735,287	$ 760,645	$ 72,623	$ 102,415
Commercial and industrial - PPP	17,919	48,304	105,684	218,766	192,160	(30,385)	(174,241)
Commercial real estate:							
Multifamily	73,581	62,906	58,632	80,507	66,262	10,675	7,319
Owner occupied	438,630	413,875	392,108	381,018	373,689	24,755	64,941
Investment	548,143	483,538	506,230	480,566	469,150	64,605	78,993
Construction and land:							
1-4 family residential construction	297	2,338	2,074	1,578	1,171	(2,041)	(874)
Other construction, development, and land	153,639	202,810	178,423	141,218	144,424	(49,171)	9,215
Total commercial loans	2,095,269	2,004,208	2,010,797	2,038,940	2,007,501	91,061	87,768
Residential:							
Residential mortgages	45,816	47,076	45,207	31,817	33,783	(1,260)	12,033
Home equity	27,315	28,943	24,972	26,293	25,443	(1,628)	1,872
Total residential loans	73,131	76,019	70,179	58,110	59,226	(2,888)	13,905
Consumer	197,955	192,462	184,203	203,176	176,066	5,493	21,889
Other	4,733	4,921	5,234	7,689	13,897	(188)	(9,164)
	2,371,088	2,277,610	2,270,413	2,307,915	2,256,690	93,478	114,398
Less net deferred fees and other unearned income	(3,854)	(3,754)	(5,514)	(7,101)	(7,654)	(100)	3,800
Total loans held for investment	$ 2,367,234	$ 2,273,856	$ 2,264,899	$ 2,300,814	$ 2,249,036	$ 93,378	$ 118,198
Total loans	$ 2,369,321	$ 2,285,670	$ 2,264,899	$ 2,302,661	$ 2,249,036	$ 83,651	$ 120,285
Total unfunded commitments	$ 1,079,769	$ 848,642	$ 804,784	$ 789,869	$ 813,757	$ 231,127	$ 266,012

10

ATLANTIC CAPITAL BANCSHARES, INC.
Allowance for Credit Losses Activity and Credit Quality

(dollars in thousands)	2021 Fourth Quarter	2021 Third Quarter	2021 Second Quarter	2021 First Quarter	2020 Fourth Quarter
Allowance for loan losses					
Balance at beginning of period	$ 23,924	$ 26,123	$ 27,506	$ 31,818	$ 31,894
Provision for loan losses	(1,108)	(2,221)	(814)	(4,074)	225
Loans charged-off:					
Commercial and industrial	(215)	(131)	(386)	(288)	(401)
Commercial real estate	—	—	—	—	—
Construction and land	—	—	—	—	—
Residential mortgages	(501)	—	(223)	—	—
Home equity	—	—	—	—	—
Consumer	—	—	—	—	—
Other	—	—	—	—	—
Total loans charged-off	(716)	(131)	(609)	(288)	(401)
Recoveries on loans previously charged-off:					
Commercial and industrial	81	151	6	50	37
Commercial real estate	—	—	—	—	44
Construction and land	—	—	—	—	18
Residential mortgages	3	—	32	—	—
Home equity	—	—	—	—	—
Consumer	2	2	2	—	1
Other	—	—	—	—	—
Total recoveries	86	153	40	50	100
Net charge-offs	$ (630)	$ 22	$ (569)	$ (238)	$ (301)
Balance at period end	$ 22,186	$ 23,924	$ 26,123	$ 27,506	$ 31,818
Allowance for unfunded commitments					
Balance at beginning of period	$ 2,380	$ 2,565	$ 2,683	$ 3,128	$ 2,871
Provision for unfunded commitments	377	(185)	(118)	(445)	257
Balance at period end	$ 2,757	$ 2,380	$ 2,565	$ 2,683	$ 3,128
Total allowance for credit losses - loans and unfunded commitments	$ 24,943	$ 26,304	$ 28,688	$ 30,189	$ 34,946
Provision for credit losses under CECL					
Provision for loan losses	(1,108)	(2,221)	(814)	(4,074)	225
Provision for securities held to maturity credit losses	-	1	(1)	-	(1)
Provision for unfunded commitments	377	(185)	(118)	(445)	257
Total provision for credit losses	$ (731)	$ (2,405)	$ (933)	$ (4,519)	$ 481
Non-performing loans	$ 4,153	$ 4,077	$ 5,194	$ 2,056	$ 4,862
Foreclosed properties (OREO)	—	—	16	16	16
Total nonperforming assets	$ 4,153	$ 4,077	$ 5,210	$ 2,072	$ 4,878
Allowance for loan losses to loans held for investment	0.94 %	1.05 %	1.15 %	1.20 %	1.41 %
Allowance for credit losses to loans held for investment	1.05 %	1.16 %	1.27 %	1.31 %	1.55 %
Allowance for credit losses to loans held for investment excluding PPP loans	1.06 %	1.18 %	1.33 %	1.45 %	1.70 %
Net charge-offs to average loans [1]	0.11	0.00	0.10	0.04	0.05
Non-performing loans as a percentage of total loans	0.18 %	0.18 %	0.23 %	0.09 %	0.22 %
Non-performing assets as a percentage of total assets	0.11 %	0.10 %	0.14 %	0.06 %	0.13 %

[1] Annualized.

11

ATLANTIC CAPITAL BANCSHARES, INC.
Period End Deposits

(dollars in thousands)	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	Linked Quarter Change	Year Over Year Change
DDA	$ 1,471,920	$ 1,691,616	$ 1,374,018	$ 1,280,524	$ 1,033,765	$ (219,696)	$ 438,155
NOW	648,763	721,525	536,677	485,540	760,638	(72,762)	(111,875)
Savings	884	800	676	562	625	84	259
Money market	823,127	930,929	1,026,239	1,142,361	1,030,753	(107,802)	(207,626)
Time	288,698	287,865	283,656	294,129	241,328	833	47,370
Brokered	94,510	94,586	84,958	74,576	94,399	(76)	111
Total deposits	$ 3,327,902	$ 3,727,321	$ 3,306,224	$ 3,277,692	$ 3,161,508	$ (399,419)	$ 166,394

Average Deposits

	2021				2020		
(dollars in thousands)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Linked Quarter Change	Q4 2021 vs Q4 2020
DDA	$ 1,487,405	$ 1,375,114	$ 1,295,728	$ 1,136,531	$ 977,009	$ 112,291	$ 510,396
NOW	650,668	607,485	548,358	618,701	558,967	43,183	$ 91,701
Savings	875	731	593	587	614	144	$ 261
Money market	874,926	1,057,246	1,088,423	1,042,809	1,026,347	(182,320)	$ (151,421)
Time	287,617	285,808	290,331	273,615	221,792	1,809	$ 65,825
Brokered	94,271	87,498	84,168	84,663	89,673	6,773	$ 4,598
Total deposits	$ 3,395,762	$ 3,413,882	$ 3,307,601	$ 3,156,906	$ 2,874,402	$ (18,120)	$ 521,360
Noninterest bearing deposits as a percentage of average deposits	43.8 %	40.3 %	39.2 %	36.0 %	34.0 %		
Cost of interest-bearing deposits	0.12 %	0.15 %	0.17 %	0.19 %	0.25 %		
Cost of deposits	0.07 %	0.08 %	0.10 %	0.12 %	0.16 %		

12

ATLANTIC CAPITAL BANCSHARES, INC. Non-GAAP Performance and Financial Measures Reconciliation (in thousands, except share and per share data) axable equivalent interest incoe reconciliation Interest income - GAAP $26,930 $26,664 $27,618 $25,410 $24,943 $106,622 $98,996 Taxable equivalent adjustment 393 376 375 365 345 1,510 1,478 Interest income - taxable equivalent $27,323 $27,040 $27,993 $25,775 $25,288 $108,132 $100,474 Taxable equivalent net interest income reconciliation Net interest income - GAAP $25,272 $24,769 $25,660 $23,345 $22,644 $99,046 $86,973 Taxable equivalent adjustment 393 376 375 365 345 1,510 1,478 Net interest income - taxable equivalent $25,665 $25,145 $26,035 $23,710 $22,989 $100,556 $88,451 Loan yield excluding PPP loans reconciliation Loan yield - GAAP3.86% 3.91% 4.19% 3.89% 3.89% 3.96% 4.06 % Impact of PPP loans(0.11) (0.20) (0.24) (0.06) (0.03) (0.15) 0.10 Loan yield excluding PPP loans3.75% 3.71% 3.95% 3.83% 3.86% 3.81% 4.16 % Taxable equivalent net interest margin reconciliation Net interest margin - GAAP 2.72% 2.65% 2.87% 2.76% 2.86% 2.75% 3.11 %Impact of taxable equivalent adjustment 0.04 0.04 0.04 0.05 0.05 0.04 0.05 Net interest margin - taxable equivalent 2.76% 2.69% 2.91% 2.81% 2.91% 2.79% 3.16 % Taxable equivalent net interest margin excluding PPP loans reconciliation Net interest margin - taxable equivalent 2.6 2.69 2.91 2.81 2.91 2.9 3.11 Impact of PPP loans (0.08) (0.15) (0.21) (0.11) (0.10) (0.13) 0.0 Net interest margin - taxable equivalent excluding PPP loans 2.68 2.54 2.0 2.0 2.81 2.66 3.18 Taxable equivalent income before income taxes reconciliation Income before income taxes - GAAP $14,595 $16,765 $14,980 $16,277 $12,015 $62,617 $27,153 Taxable equivalent adjustment 393 376 375 365 345 1,510 1,478 Income before income taxes$14,988 $17,141 $15,355 $16,642 $12,360 $64,127 $28,631 Taxable equivalent income tax expense reconciliation Income tax expense - GAAP $2,931 $3,461 $3,164 $2,915 $2,065 $12,471 $4,613 Taxable equivalent adjustment 393 376 375 365 345 1,510 1,478 Income tax expense$3,324 $3,837 $3,539 $3,280 $2,410 $13,981 $6,091 Tangible book value per common share reconciliation Total shareholders’ equity$373,523 $363,925 $353,185 $340,328 $338,586 $373,523 $338,586 Intangible assets (19,925) (19,925) (19,925) (19,925) (19,925) (19,925) (19,925) Total tangible common equity$353,598 $344,000 $333,260 $320,403 $318,661 $353,598 $318,661 Common shares outstanding 20,334,150 20,305,109 20,319,429 20,354,077 20,394,912 20,334,150 20,394,912 Book value per common share - GAAP $18.37 $17.92 $17.38 $16.72 $16.60 $18.37 $16.60 Tangible book value 17.39 16.94 16.40 15.74 15.62 17.39 15.62 Tangible common equity to tangible assets reconciliation Total shareholders’ equity$373,523 $363,925 $353,185 $340,328 $338,586 $373,523 $338,586 Intangible assets (19,925) (19,925) (19,925) (19,925) (19,925) (19,925) (19,925) Total tangible common equity$353,598 $344,000 $333,260 $320,403 $318,661 $353,598 $318,661 Total assets$3,819,585 $4,210,316 $3,780,445 $3,732,668 $3,615,617 $3,819,585 $3,615,617 Intangible assets (19,925) (19,925) (19,925) (19,925) (19,925) (19,925) (19,925) Total tangible assets$3,799,660 $4,190,391 $3,760,520 $3,712,743 $3,595,692 $3,799,660 $3,595,692 Tangible common equity to tangible assets 9.31% 8.21% 8.86% 8.63% 8.86% 9.31% 8.86 % Allowance for credit losses to loans held for investment reconciliation Total loans held for investment$2,36,234 $2,23,856 $2,264,899 $2,300,814 $2,249,036 $2,36,234 $2,249,036 PPP loans(1,919) (48,304) (105,684) (218,66) (192,160) (1,919) (192,160) Total loans held for investment excluding PPP loans$2,349,315 $2,225,552 $2,159,215 $2,082,048 $2,056,86 $2,349,315 $2,056,86 Allowance for credit losses to loans held for investment1.05 1.16 1.2 1.31 1.55 1.05 1.55 Allowance for credit losses to loans held for investment excluding PPP loans 1.06 1.18 1.33 1.45 1.0 1.06 1.0 Second Fourth Quarter First Quarter Quarter 2020 2021 Third Quarter Fourth Quarter For the twelve months ended December 31, 2021 2020 13